UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Trovagene, Inc.
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Trovagene, Inc.

11055 Flintokote Avenue

San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 10, 2012

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Trovage, Inc. (“Trovagene”, or the “Company”), which will be held on Monday, December 10, 2012 at 9:00 a.m. Pacific Standard Time at our offices, located at 11055 Flintkote Ave., San Diego, California 92121, for the following purposes:

1. To elect six (6) members to our Board of Directors to serve for the ensuing year or until their successors are duly elected and qualified or until their earlier resignation or removal;

2. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2012; and

3. For the transaction of such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Trovagene’s Board of Directors has fixed the close of business on October 16, 2012 as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to stockholders. Registration and seating will begin at 8:30 a.m.  Shares of common stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.  If you do not plan on attending the meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided.  Your vote is very important.

By the Order of the Board of Directors

/s/ Thomas H. Adams
Thomas H. Adams
Chairman of the Board of Directors

Dated: October 22, 2012

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  Promptly voting your shares will save Trovagene the expenses and extra work of additional solicitation.  An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail.  Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.  Your vote is important, so please act today!

TROVAGENE, INC.

11055 FLINTOKOTE AVENUE

SAN DIEGO, CALIFORNIA 92121

PROXY STATEMENT FOR THE

2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 10, 2012

The Board of Directors of Trovagene, Inc. (“Trovagene” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our offices, located at 11055 Flintkote Ave., San Diego, California 92121, on Monday, December 10, 2012, at 9:00 a.m. Pacific Standard Time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about October 24, 2012 to our beneficial owners and stockholders of record who owned our common stock at the close of business on October 16, 2012. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive in the Mail a Notice of Internet Availability of Proxy Materials this Year instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates its election.

Why did I Receive a Full Set of Proxy Materials in the Mail instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to our beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet.

You can choose to receive future proxy materials electronically by visiting http://www.proxyvote.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting http://www.proxyvote.com, sending an electronic mail message to sendmaterial@proxyvote.com, or calling 1-800-579-1639.

The SEC has enacted rules that permit us to make available to stockholders electronic versions of the proxy materials even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the Annual Meeting with respect to both our beneficial owners and stockholders of record.

Who is Entitled to Vote?

Our Board has fixed the close of business on October 16, 2012 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.  On the record date, there were 14,180,934 shares of common stock outstanding and 95,600 shares of Series A Preferred Stock outstanding.  Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.  Holders of our shares of Series A Preferred Stock are not entitled to vote.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Philadelphia Stock Transfer, Inc., you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What is the Difference Between the Trovagene Securities that are Traded Under the NASDAQ Trading Symbols “TROV,” “TROVU,” and “TROVW” and How is Each Voted?

Our common stock is now listed and trades on The NASDAQ Capital Market under the symbol “TROV.”  The units of securities we sold in our public offering that was closed on June 4, 2012, are listed and trade on The NASDAQ Capital Market under the symbol “TROVU.”  Each unit consists of two shares of our common stock and one warrant to purchase one share of common stock.  A holder of units has one vote for each of the two shares in the unit.  The warrants we sold in the public offering are listed and now trade on The NASDAQ Capital Market under the symbol “TROVW.”  The warrants do not have voting rights.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting.  If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How Do I Vote?

Shareholders of Record

For your convenience, our record holders have three methods of voting:

1.                                       Vote by Internet.  The website address for Internet voting is on your vote instruction form.

2.                                       Vote by mail.  Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.                                       Vote in person.  Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have three methods of voting:

1.                                       Vote by Internet.  The website address for Internet voting is on your vote instruction form.

2.                                       Vote by mail.  Mark, date, sign and mail promptly your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3.                                       Vote in person.  Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. Only the following persons have access to your vote: the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the record date, are represented in person or by proxy.  Thus, 7,090,468 shares must be represented in person or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting.  If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

Which Proposals are Considered “Routine” or “Non-Routine”?

With the exception of Proposal 2, the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2012, all of the proposals to be voted upon at our 2012 Annual Meeting are considered non-routine.

What is an Abstention?

An abstention is a stockholders affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results of any of the proposals and, therefore, do not affect these proposals.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of six (6) members to our Board of Directors	Plurality of the votes cast (the six directors receiving the most “For” votes)	No

Ratification of the Appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2012	A majority of the votes cast	Yes

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  With regard to other proposal, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to the Secretary of Trovagene, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Trovagene, Inc., 11055 Flintkote Avenue, Suite B, San Diego, CA 92121, Attention: Secretary, or by facsimile at 858-952-7571.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us.  In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person.  Such persons will receive no compensation for their services other than their regular salaries.  Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

Do I Have Dissenters’ Rights of Appraisal?

Trovagene shareholders do not have appraisal rights under Delaware law or under the governing documents of Trovagene with respect to the matters to be voted upon at the 2012 Annual Meeting.

How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within four business days of the meeting.

When are Stockholder Proposals Due for the 2013 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the 2013 Annual Meeting must be submitted in writing to the Company’s Secretary at 11055 Flintkote Ave., San Diego, California 92121, and received no later than April 10, 2013, to be includable in the Company’s proxy statement and related proxy for the 2013 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our board of the six nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect six directors to serve until the 2013 Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

The following is a list of our current directors.  All directors serve one-year terms or until each of their successors are duly qualified and elected.

Name	Age	Position
Thomas H. Adams, Ph.D.	69	Chairman of the Board of Directors
Antonius Schuh, Ph.D.	49	Director
John Brancaccio	64	Director
Gary S. Jacob, Ph.D.	65	Director
Gabriele M. Cerrone	40	Director
Dr. Stanley Tennant	61	Director

Thomas H. Adams.  Thomas H. Adams has been our Chairman of the Board since April 2009. Since June 2005, Dr. Adams has served as a director of IRIS International, Inc., a diagnostics company, and as Chief Technology Officer of IRIS since April 2006. Dr. Adams served as Chairman and Chief Executive Officer of Leucadia Technologies, a privately held medical-device company, from 1998 to April 2006, when Leucadia was acquired by IRIS. In 1989, Dr. Adams founded Genta, Inc., a publicly held biotechnology company in the field of antisense technology, and served as its Chief Executive Officer until 1997. Dr. Adams founded Gen-Probe, Inc. in 1984 and served as its Chief Executive Officer and Chairman until its acquisition by Chugai Biopharmaceuticals, Inc. in 1989. Before founding Gen-Probe, Dr. Adams held management positions at Technicon Instruments and the Hyland Division of Baxter Travenol. He has significant public-company experience serving as a director of Biosite Diagnostics, Inc., a publicly held medical research firm, from 1989 to 1998 and as a director of Invitrogen, a publicly held company that develops, manufactures and markets research tools and products, from 2000 to 2002. Dr. Adams is currently a director of Synergy Pharmaceuticals, Inc., a biotechnology company. Dr. Adams holds a Ph.D. in Biochemistry from the University of California, at Riverside. Dr. Adam’s executive leadership, particularly in the diagnostic field, and the extensive healthcare expertise he has developed qualifies Dr. Adams to serve as a director of our company.

Antonius Schuh.  Antonius Schuh joined us in October 2011 as our Chief Executive Officer and was elected as a Director in December 2011. Dr. Schuh co-founded Sorrento Therapeutics, Inc., a biopharmaceutical company developing monoclonal antibodies, in January 2006. From such time until April 2011, he served as Chairman of the Board and Chief Executive Officer from November 2008 to April 2011. From April 2006 to September 2008, Dr. Schuh served as Chief Executive Officer of AviaraDx (now bioTheranostics, Inc., a bioMerieux company), a molecular diagnostic testing company that is focused on clinical applications in oncology. From March 2005 to April 2006, Dr. Schuh was Chief Executive Officer of Arcturus Bioscience Inc., a developer of laser capture microdissection and reagent systems for microgenomics. From December 1996 to February 2005, Dr. Schuh was employed by Sequenom Inc., a publicly traded diagnostic testing and genetics analysis company. He started with Sequenom as a Managing Director and was promoted to Executive Vice President, Business Development and Marketing, and from May 2000 to February 2005, served as Sequenom’s President and Chief Executive Officer. He also previously served as the Head of Business Development at Helm AG, an international trading and distribution corporation for chemical and pharmaceutical products, and in medical and regulatory affairs positions with Fisons Pharmaceuticals (now part of Sanofi-Aventis). Since March 2009, Dr. Schuh has been appointed to the board of directors of Diogenix, Inc., a privately held molecular diagnostic company, and since May 2009, he has served as a director of Transgenomic, Inc., a public biotechnology company focused on genetic analysis and molecular diagnostics. Dr. Schuh is a certified pharmacist and earned his Ph.D. in pharmaceutical chemistry from the University of Bonn, Germany.

John Brancaccio.  John Brancaccio, a retired CPA, has served as a director of our Company since December 2005. Since April 2004, Mr. Brancaccio has been the Chief Financial Officer of Accelerated

Technologies, Inc., an incubator for medical device companies. From May 2002 until March 2004, Mr. Brancaccio was the Chief Financial Officer of Memory Pharmaceuticals Corp., a biotechnology company. From 2000 to 2002, Mr. Brancaccio was the Chief Financial Officer/Chief Operating Officer of Eline Group, an entertainment and media company. Mr. Brancaccio is currently a director of Alfacell Corporation as well as a director of Synergy Pharmaceuticals, Inc. and Callisto Pharmaceuticals, Inc. Mr. Brancaccio’s chief financial officer experience provides him with valuable financial and accounting expertise which the Board believes qualifies him to serve as a director of our company.

Gary S. Jacob.  Gary S. Jacob has served as a director of our Company since February 2009. Since July 2008, Dr. Jacob has been President, Chief Executive Officer and a Director of Synergy Pharmaceuticals Inc. and as Chairman of a subsidiary of Synergy from October 2003 until July 2008. Dr. Jacob currently serves as Chief Executive Officer and a director of Callisto Pharmaceuticals, Inc. Dr. Jacob has over twenty-five years of experience in the pharmaceutical and biotechnology industries across multiple disciplines including research & development, operations and business development. Prior to 1999, Dr. Jacob served as a Monsanto Science Fellow, specializing in the field of glycobiology, and from 1997 to 1998 was Director of Functional Genomics, Corporate Science & Technology, at Monsanto Company. Dr. Jacob also served from 1990 to 1997 as Director of Glycobiology at G.D. Searle Pharmaceuticals Inc. During the period of 1986 to 1990, he was Manager of the G.D. Searle Glycobiology Group at Oxford University, England. Dr. Jacob’s broad management expertise in the pharmaceutical and biotechnology industries provides relevant experience in a number of strategic and operational areas and led to the Board’s conclusion that he should serve as a director of our company.

Gabriele M. Cerrone.  Gabriele M. Cerrone has served as a director of our Company since February 2010. Since July 2008, Mr. Cerrone has served as Chairman of the Board of Directors and a consultant with Synergy Pharmaceuticals Inc., a biotechnology company. From March 1999 to January 2005 Mr. Cerrone served as a Senior Vice President of Investments of Oppenheimer & Co. Inc., a financial services firm. In May 2001, Mr. Cerrone led the restructuring of SIGA Technologies, Inc., a biotechnology company, and served on its board of directors from May 2001 to May 2003. Mr. Cerrone also co-founded FermaVir Pharmaceuticals, Inc., a biotechnology company, and served as Chairman from August 2005 to September 2007, when the company was acquired by Inhibitex, Inc., a biotechnology company. Mr. Cerrone served as a director of Inhibitex, Inc. from September 2007 until February 2012 when it was acquired by Bristol-Myers Squibb Company. Since 2003, Mr. Cerrone has been Chairman of Callisto Pharmaceuticals, Inc., a biotechnology company, and a consultant to Callisto since 2005. Mr. Cerrone is the director of Panetta Partners Ltd. BVI, a private investor in both public and private venture capital in the life sciences and technology arena as well as real estate. Mr. Cerrone’s experience in finance and investment banking allows him to contribute broad financial and strategic planning expertise and led to the Board’s conclusion that he should serve as a director of the company.

Dr. Stanley Tennant.  Dr. Tennant has served as a director of our Company since December 2010. Since 1983, Dr. Tennant has been a cardiologist in Greensboro, NC. He graduated from Wake Forest University School of Medicine in 1978 and completed postgraduate training in Internal Medicine and Cardiology at Vanderbilt University in 1983. Dr. Tennant’s practical experience in the healthcare field led to the Board’s conclusion that he should serve as a director of our company.

Information Regarding the Board of Directors and Corporate Governance

Directorships

Except as otherwise reported above, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Family Relationships

There are no family relationships among our directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer.

Involvement in Certain Legal Proceedings

To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

•                  convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•                  subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•                  found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

•                  the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•                  the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Board Responsibilities and Structure

The Board oversees, counsels, and directs management in the long-term interest of Trovagene and its shareholders.  The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of Trovagene.  The Board is not, however, involved in the operating details on a day-to-day basis.

Board Committees and Charters

The following table identifies the independent and non-independent current Board and Committee members:

Name	Independent	Audit	Compensation	Nominating

Antonius Schuh, Ph.D.
Thomas H. Adams, Ph.D.	☒	☒		☒
John Brancaccio	☒	☒	☒	☒
Gary S. Jacob, Ph.D.	☒	☒	☒
Gabriele M. Cerrone
Dr. Stanley Tennant	☒		☒	☒

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2011, our Board held a total of 7 regularly scheduled and special meetings, the Audit Committee held 3 meetings, the Compensation Committee held 2 meetings and the

Nominating and Corporate Governance Committee held no meetings.  None of our incumbent directors attended less than 100% of the Board or committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

Trovagene does not have a policy with regard to board members’ attendance at annual meetings.

Board Leadership Structure and Role in Risk Oversight

Since April 2009, we have separated the roles of Chairman of the Board and Chief Executive Officer. Although the separation of roles has been appropriate for us during that time period, in the view of the board of directors, the advisability of the separation of these roles depends upon the specific circumstances and dynamics of our leadership.

As Chairman of the Board, Dr. Adams serves as the primary liaison between the CEO and the independent directors and provides strategic input and counseling to the CEO. With input from other members of the board of directors, committee chairs and management, he presides over meetings of the board of directors. Mr. Adams has developed an extensive knowledge of our company, its challenges and opportunities and has a productive working relationship with our senior management team.

The Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions. Our primary rationale for separating the positions of Board Chairman and the CEO is the recognition of the time commitments and activities required to function effectively as Chairman and as the CEO of a company with a relatively flat management structure. The separation of roles has also permitted the board of directors to recruit senior executives into the CEO position with skills and experience that meet the board of director’s planning for the position who may not have extensive public company board experience.

The Board has three standing committees—Audit, Compensation and Corporate Governance/Nominating. The membership of each of the Board committees is comprised of independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board meet in executive session at each board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks the company faces, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO communicates frequently with members of the Board to discuss strategy and challenges facing the company. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. Each quarter, the board of directors receives presentations from senior management on matters involving our areas of operations.

Director Independence

Our Board has determined that a majority of the Board consists of members who are currently “independent” as that term is defined under current listing standards of NASDAQ. The board of directors considers Messrs. Adams, Jacob, Tennant and Brancaccio to be “independent.”

Audit Committee

The Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent registered public accountants, (ii) appointing, replacing and discharging the independent registered public accountants, (iii) pre-approving the professional services provided by the independent registered public accountants, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent registered public accountants, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent registered public accountants. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

The Audit Committee currently consists of John P. Brancaccio, chairman of the Audit Committee. Dr. Gary S. Jacob and Thomas Adams. Our Board has determined that each of Mr. Brancaccio, Dr. Jacob and Dr. Adams is “independent” as that term is defined under applicable SEC and NASDAQ rules. Mr. Brancaccio is our audit committee financial expert. The Board has adopted a written charter setting forth the authority and responsibilities of the Audit Committee.

Compensation Committee

The Compensation Committee has responsibility for assisting the Board in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of our company; assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

The Compensation Committee currently consists of Dr. Stanley Tennant, chairman of the Compensation Committee, Dr. Gary S. Jacob and John P. Brancaccio. Our board of directors has determined that all of the members are “independent” under the current listing standards of NASDAQ. The board of directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things, effecting board organization, membership and function including identifying qualified board nominees; effecting the organization, membership and function of board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Corporate Governance/Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board based on the criteria, skills and qualifications that have been recognized by the Corporate Governance/Nominating Committee. While our nomination and corporate governance policy does not prescribe specific diversity standards, the Corporate Governance/Nominating Committee and its independent members seek to identify nominees that have a variety of perspectives, professional experience, education, difference in viewpoints and skills, and personal qualities that will result in a well-rounded Board.

The Corporate Governance/Nominating Committee currently consists of John Brancaccio, chairman of the Corporate Governance/Nominating Committee, Thomas Adams and Stanley Tennant. The Board has determined that all of the members are “independent” under the current listing standards of NASDAQ. The Board has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee.

Code of Ethics

We have adopted a formal Code of Business Conduct and Ethics applicable to all Board members, executive officers and employees. A copy of our Code of Business Conduct and Ethics will be provided free of charge upon request to: Secretary, Trovagene, Inc. 11055 Flintkote Avenue, San Diego, California 92121.

Stockholder Communications

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to Trovagene, Inc. 11055 Flintkote Avenue, San Diego, California 92121, Attention: Dr. Antonius Schuh, or by facsimile 858-957-7571. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Vote Required

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2012

Our Board has appointed BDO USA, LLP (“BDO”), to serve as our independent registered public accounting firm for the year ending December 31, 2012.  BDO has acted as our principal accountant since April 5, 2007 and served as our principal accountant for the fiscal year ended December 31, 2011.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification.  However, Trovagene is submitting this matter to the stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Trovagene and its stockholders.  If the appointment is not ratified, the Board will consider its options.

A representative of BDO is expected to be present via telephone conference call at the Annual Meeting.  He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms.  Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements, the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with Trovagene.  The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of Trovagene’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that Trovagene’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits.  Those are the responsibilities of management and Trovagene’s independent registered public accounting firm.  In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of Trovagene’s independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed by our principal accountant for the audit of our annual financial statements, reviews of financial statements included in the quarterly reports and filing of Form 10 and amendments for the fiscal years ended December 31, 2011 and 2010 were approximately $468,000 and $41,770, respectively.

Audit-Related Fees

There were no aggregate fees billed by our principal accountant for audit related services for the fiscal years ended December 31, 2011 and 2010.

Tax Fees

There were no aggregate fees billed by our principal accountant for tax services for the fiscal years ended December 31, 2011 and 2010.

All Other Fees

There were no aggregate fees billed for other services provided by our principal accountant for the fiscal years ended December 31, 2011 and 2010.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2011 and 2010.  Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountant.

Vote Required

The affirmative vote of the majority of the votes cast at the Annual Meeting is required for the ratification of the appointment of BDO USA, LLP as Trovagene’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the NASDAQ Stock Market).  The Audit Committee operates under a written charter, which is available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2011.

We have reviewed and discussed with management and BDO USA, LLP, our independent registered public accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with BDO USA, LLP, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and BDO USA, LLP, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and have discussed with BDO USA, LLP, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 for filing with the SEC.

John Brancaccio, Chairman
Dr. Gary S. Jacob
Thomas Adams

SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of October 16, 2012. The information in this table provides the ownership information for:

•                       each person known by us to be the beneficial owner of more than 5% of our common stock;

•                       each of our directors;

•                       each of our executive officers; and

•                       our executive officers and directors as a group.

Beneficial ownership has been determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to the shares. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Common stock beneficially owned and percentage ownership is based on 14,180,934 shares outstanding on October 16, 2012 and assuming the exercise of any options or warrants or conversion of any convertible securities held by such person, which are presently exercisable or will become exercisable within 60 days after October 16, 2012.

Name and Address of Beneficial Owner	Amount and nature of beneficial ownership(1)		Percent of class(2)
Thomas Adams	584,353	(3)	4.1
Antonius Schuh	158,333	(4)	1.1
Andreas Braun	—		—
Gabriele Cerrone	1,369,761	(5)	9.2
Gary Jacob	200,056	(6)	1.4
John Brancaccio	77,013	(7)	*
Stanley Tennant	216,319	(8)	1.5
All Directors and Officers as a group (7 persons)	2,605,835	(9)	16.8
5% or greater stockholder
R. Merrill Hunter	1,510,834	(10)	10.2

*                                         Less than 1%

(1)                                  The address of each person is c/o Trovagene, Inc., 11055 Flintkote Avenue, Suite B, San Diego, CA 92121 unless otherwise indicated herein.

(2)                                  The calculation in this column is based upon 14,180,934 shares of common stock outstanding on October 16, 2012. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of October 16, 2012 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

(3)                                  Includes (i) 192,971 shares of common stock issuable upon exercise of stock options and (ii) 45,686 shares of common stock issuable upon exercise of warrants.

(4)                                  Consists of shares of common stock issuable upon exercise of stock options.

(5)                                  Consists of (i) 679,526 shares of common stock held by Panetta Partners, Ltd. BVI, (ii) 6,250 shares of common stock held by Mr. Cerrone, (iii) 430,318 shares of common stock issuable upon exercise of stock options held by Mr. Cerrone, (iv) 247,417 shares of common stock issuable upon exercise of warrants held by Panetta and (v) 6,250 shares of common stock issuable upon exercise of warrants held by Mr. Cerrone. Mr. Cerrone is the sole director of Panetta and in such capacity only exercises voting and dispositive control over securities owned by Panetta, despite him having only a small pecuniary interest in such securities.

(6)                                  Includes (i) 66,556 shares of common stock issuable upon exercise of stock options and (ii) 10,500 shares of common stock issuable upon exercise of warrants.

(7)                                  Includes (i) 49,347 shares of common stock issuable upon exercise of stock options and (ii) 13,833 shares of common stock issuable upon exercise of warrants.

(8)                                  Includes (i) 5,278 shares of common stock issuable upon exercise of stock options and (ii) 75,000 shares of stock issuable upon exercise of warrants.

(9)                                  Includes (i) 902,803 shares of common stock issuable upon exercise of stock options and (ii) 398,686 shares of common stock issuable upon exercise of warrants.

(10)                            Includes 666,667 shares of common stock issuable upon exercise of warrants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on a review of the copies of such forms received, we believe that during 2011, all filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Principal Executive Officer and the other highest paid executive officer whose total annual salary and bonus exceeded $100,000 for fiscal year 2011.

Name & Principal Position	Year	Salary ($)		Option Awards ($)(1)	Total ($)
Dr. Antonius Schuh, CEO(2)	2011	57,291		23,254	80,545
Dr. Andreas Braun Former Acting CEO(3)	2011	105,347		—	105,347
	2010	199,038	(4)	56,744	255,782

(1)Amount represents aggregate grant date fair value in accordance with FASB ASC Topic 718. See Note 7 to the Consolidated Financial Statements.

(2)Dr. Schuh was issued 633,333 non-qualified stock options upon his appointment as CEO in October 2011.

(3)Dr. Braun resigned from our company effective August 5, 2011.

(4)Includes his salary as Vice President and Chief Medical Officer for the period January 1, 2010—December 31, 2010

Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of December 31, 2011.

Name	Number of Securities Underlying Unexercised Options (#) exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date
Dr. Antonius Schuh	—	475,000	(1)	$3.00	October 4, 2021

(1)The unexercisable options of 475,000 vest as follows: 158,333 each on October 4, 2012, 2013 and 2014.

Employment And Other Agreements

On October 4, 2011, we entered into an executive agreement with Antonius Schuh, Ph.D. in which he agreed to serve as our Chief Executive Officer. The term of the agreement is effective as of October 4, 2011 and continues until October 4, 2015 and is automatically renewed for successive one year periods at the end of each term. Dr. Schuh’s compensation is $275,000 per year. Dr. Schuh is eligible to receive a cash bonus of up to 50% of his base salary per year based on meeting certain performance objectives and bonus criteria. Upon entering the agreement, Dr. Schuh was granted 633,333 non-qualified stock options which have an exercise price of $3.00 per share and vest annually in equal amounts over a period of four years. Dr. Schuh is also eligible to receive a realization bonus upon the occurrence of either of the following events, whichever occurs earlier;

(i)                                     In the event that during the term of the agreement, for a period of 90 consecutive trading days, the market price of the common stock is $7.50 or more and the volume of the common stock daily trading volume is 20,833 or more, we shall pay or issue Dr. Schuh a bonus in an amount of $3,466,466 in either cash or registered common stock or a combination thereof as mutually agreed by Dr. Schuh and us; or

(ii)                                  In the event that during the term of the agreement, a change of control occurs where the per share enterprise value of our company equals or exceeds $7.50 per share, we shall pay Dr. Schuh a bonus in an amount determined by multiplying the enterprise value by 4.0%. In the event in a change of control the per share enterprise value exceeds a minimum of $14.40 per share, $22.80 per share or $30.00 per share, Dr.Schuh shall receive a bonus in an amount determined by multiplying the incremental enterprise value by 2.5%, 2.0% or 1.5%, respectively.

If the executive agreement is terminated by us for cause or as a result of Dr. Schuh’s death or permanent disability or if Dr. Schuh terminates his agreement voluntarily, Dr. Schuh shall receive a lump sum equal to (i) any portion of unpaid base compensation then due for periods prior to termination, (ii) any bonus or realization bonus earned but not yet paid through the date of termination and (iii) all expenses reasonably incurred by Dr. Schuh prior to date of termination. If the executive agreement is terminated by us without cause Dr. Schuh shall receive a severance payment equal to base compensation for three months if termination occurs ten months after the effective date of the agreement and six months if termination occurs subsequent to ten months from the effective date. If the executive agreement is terminated as a result of a change of control, Dr. Schuh shall receive a severance payment equal to base compensation for twelve months and all unvested stock options shall immediately vest and become fully exercisable for a period of six months following the date of termination.

On February 1, 2012, we entered into an executive agreement with Steve Zaniboni in which he agreed to serve as our Chief Financial Officer. The term of the agreement is effective as of February 1, 2012 and continues until February 1, 2013 and is automatically renewed for successive one year periods at the end to each term. Mr. Zaniboni’s compensation is $200,000 per year. Mr. Zaniboni is eligible to receive a cash bonus of up to 50% of his base salary per year based on meeting certain performance objectives and bonus criteria. Upon entering the agreement, Mr. Zaniboni was granted 166,667 non-qualified stock options which have an exercise price of $3.60 per share and vest annually in equal amounts over a period of four years.

If the executive agreement is terminated by us for cause or as a result of Mr. Zaniboni’s death or permanent disability or if Mr. Zaniboni terminates his agreement voluntarily, Mr. Zaniboni shall receive a lump sum equal to (i) any portion of unpaid base compensation then due for periods prior to termination, (ii) any bonus or realization bonus earned but not yet paid through the date of termination and (iii) all expenses reasonably incurred by Mr. Zaniboni prior to date of termination. If the executive agreement is terminated by us without cause Mr. Zaniboni shall receive a severance payment equal to base compensation for three months if termination occurs ten months after the effective date of the agreement and six months if termination occurs subsequent to ten months from the effective date. If the executive agreement is terminated as a result of a change of control, Mr. Zaniboni shall receive a severance payment equal to base compensation for twelve months and all unvested stock options shall immediately vest and become fully exercisable for a period of six months following the date of termination.

Director Compensation

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2011 for services to our company.

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Thomas H. Adams(2)	$27,500	$175,431	$202,931
John P. Brancaccio(3)	$33,500	$—	$33,500
Gary S. Jacob(4)	$23,000	$—	$23,000
Gabriel M. Cerrone(5)	$20,500	$—	$20,500
Stanley Tennant(6)	$24,504	$5,187	$29,691

(1)                                  Amounts represent the aggregate grant date fair value for fiscal year 2011 of stock options granted in 2011 under ASC Topic 718 as discussed in Item 15. Financial Statements—Note 7 Stock Option Plan.

(2)                                  As of December 31, 2011, 303,750 stock options were outstanding, of which 133,333 were exercisable.

(3)                                  As of December 31, 2011, 35,958 stock options were outstanding, of which 30,403 were exercisable.

(4)                                  As of December 31, 2011, 67,500 stock options were outstanding, of which 61,944 were exercisable.

(5)                                  As of December 31, 2011, 432,262 stock options were outstanding, of which 426,707 were exercisable.

(6)                                  As of December 31, 2011, 8,333 stock options were outstanding, of which 2,778 were exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 6, 2010, we entered into an Agreement and Plan of Merger with E Acq Corp., our wholly-owned subsidiary, and Etherogen, Inc. pursuant to which we acquired all of the outstanding common stock of Etherogen, Inc. by issuing 2,043,797 shares of our common stock to the shareholders of Etherogen. Thomas Adams, our Chairman, Gary Jacob, a director of our company and Panetta Partners, Ltd., each were stockholders in Etherogen. Gabriele Cerrone, a director of our company, is the managing partner of Panetta and in such capacity only exercises voting and dispositive control over securities owned by Panetta, despite him having only a small pecuniary interest in such securities. Dr. Adams, Dr. Jacob and Panetta received 300,000, 100,000 and 300,000 shares of our common stock in the merger. The disinterested members of our board of directors determined that the terms of the merger and the merger agreement were fair to, and in the best interests of, the company and our stockholders and the merger was approved by the disinterested board. The fair value of the shares issued to effect the merger was $2,771,389, based on the fair value of our common stock on the date of the merger.

The merger was accounted for as an acquisition of assets for accounting purposes primarily because there were no processes acquired. The assets acquired consisted primarily of de minimus property, plant and equipment, patents, trademarks and other intellectual property, and in-process research and development. In addition, we assumed a note in the amount of $104,700 which was converted in to shares on the date of acquisition. In accordance with ASC Topic 805, Business Combinations, we recorded the total fair value of an intangible asset related to the patent of $104,700 on our consolidated balance sheet. The excess of the fair value of the consideration issued over the fair value of the net assets acquired was $2,666,869. The total excess of the fair value of the net assets acquired and the conversion of the notes was recorded as purchased in process research and development expense-related party on our consolidated statement of operations.

In April 2009, pursuant to a written consent of the majority of the shareholders, Thomas Adams was appointed as Chairman of the Board and was given delegated duties as our most senior executive officer until a Chief Executive Officer was appointed. Mr. Adams was granted 800,000 ten year options to purchase shares of the Company’s stock at $3.00 a share which vest in three equal annual installments on April 6, 2010, 2011 and 2012 provided he is still a director, officer or consultant and was retained as a consultant for a term of three years at an annual amount of $100,000.

In March 2010, the Board of Directors agreed to settle the amount of $100,000 in full due to Thomas Adams by issuing 33,333 units with each unit consisting of one share of common stock and one warrant to purchase shares of common stock at $3.00 a unit.

On August 10, 2011, we entered into an agreement with Thomas Adams to: (i) terminate the consulting arrangement and to consider the 33,333 units issued in March 2010 as full payment for his services under the consulting arrangement; and (ii) amend and restate his April 2009 option agreement by replacing the 800,000 options granted with 303,750 new options with the following terms:

(a)                                  new grant date of August 5, 2011;

(b)                                 exercise price of $3.18 per share;

(c)                                  133,333 options vested immediately, with the balance to vest as follows: 56,806 on August 5, 2012, 56,806 on August 5, 2013 and 56,805 on August 5, 2014 provided he continues to provide services to the Company; and

(d)                                 ten year option life, expiring August 5, 2021 or within 90 days of termination

Stanley Tennant, a director of our company, and a holder of our debenture in the principal amount of $137,500 received 56,354 shares of common stock relating to a Forbearance Agreement. R. Merrill Hunter, a principal stockholder of our company, and a holder of our debenture in the principal amount of $550,000 received 225,417 shares of common stock relating to a Forbearance Agreement.

On April 24, 2012, we issued a warrant to purchase 50,000 shares of common stock to Panetta Partners, Ltd. for consulting services, Gabriele Cerrone, a director of our company, is the managing partner of Panetta and in such capacity only exercises voting and dispositive control over securities owned by Panetta, despite him having only a small pecuniary interest in such securities.

Any future transactions with officers, directors or 5% stockholders will be on terms no less favorable to us than could be obtained from independent parties. Any affiliated transactions must be approved by a majority of our

OTHER MATTERS

Trovagene has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters.  However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly.  In the event you are able to attend the Annual Meeting, at your request, Trovagene will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Annual Reports and Form 10-K

Additional copies of Trovagene’s Annual Report and Form 10-K for the fiscal year ended December 31, 2011 may be obtained without charge by writing to the Corporate Secretary, Trovagene, Inc., 11055 Flintkote Avenue, San Diego, California 92121.

By Order of the Board of Directors

/s/ Thomas H. Adams
Thomas H. Adams, Ph.D.
Chairman of the Board of Directors

October 22, 2012

PROXY CARD

TROVAGENE, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 10, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Antonius Schuh and Stephen Zaniboni, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock of Trovagene, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on December 10, 2012 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 10, 2012 at 9:00 am local time at the Company’s offices located at 11055 Flintkote Ave., San Diego, California 92121.  The proxy statement and 2011 annual report to stockholders on Form 10-K are available at www.pstvote.com/trovagene2012.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Trovagene, Inc. to be held at Trovagene’s offices located at 11055 Flintkote Ave., San Diego, California 92121, on Monday, December 10, 2012, beginning at 9:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-2

1. Election of Directors Nominees 01-Gabriele M. Cerrone 02-Gary S. Jacob 03-Thomas H. Adams 04-John P. Brancaccio 05-Antonius Schuh 06-Stanley Tennant	FOR ☐ ☐ ☐ ☐ ☐ ☐		WITHHOLD ☐ ☐ ☐ ☐ ☐ ☐

2. Proposal to ratify BDO USA, LLP as Trovagene’s independent registered public accountants for fiscal year ending December 31, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important:  Please sign exactly as name appears on this proxy.  When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated: , 2012

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.                                      VIA INTERNET:

Login to www.pstvote.com/trovagene2012

Enter your control number (12 digit number located below)

2.                                      VIA MAIL:  If you do not wish to vote over the internet, please complete, sign, date and return the above proxy card in the pre-paid envelope provided.

YOUR CONTROL NUMBER IS:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on December 9, 2012.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.